This is filed pursuant to Rule 497(e).
File Nos.333-112207 and 811-21497.

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                                              ALLIANCEBERNSTEIN CORPORATE SHARES
                                      -AllianceBernstein Corporate Income Shares
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Supplement dated February 14, 2008 to the Prospectus dated August 31, 2007 of
AllianceBernstein Corporate Shares offering shares of AllianceBernstein
Corporate Income Shares.

                                    * * * * *

AllianceBernstein Corporate Shares - AllianceBernstein Corporate Income Shares

The following information supplements certain information in the Prospectus under the heading "Management of the Fund - Portfolio Managers."

The Fund is managed by the Corporate Income Shares Investment Team. Andrew M. Aran and John J. Kelley are no longer members of the team, having been replaced by Joel J. McKoan, who now joins Shawn E. Keegan, Jeffrey S. Phlegar and Lawrence J. Shaw as the team members with the most significant responsibility for the day-to-day management of the Fund. Mr. McKoan is a Senior Vice President of the Adviser and has been associated with the Adviser in a substantially similar capacity to his current position since September 2003.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


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